EXHIBIT  99.1


Office  of  the  Chief  Accountant
Securities  and  Exchange  Commission
450  Fifth  Street,  N.W.
Washington,  D.C.  20549

April 30, 2002

Dear Sir/Madam:

We have read the first 2 paragraphs of Item 4 included in the Form 8-K dated April 30, 2002 of @POS.com, Inc. to be filed with the Securities and Exchange Commission and are in agreement with the statements contained therein.



Very truly yours,

/S/  ARTHUR  ANDERSEN  LLP


cc:  Matthew C. Graves, Chief Financial Officer, @POS.com, Inc.


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